Delaware Pooled® Trust

The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The Global Real Estate Securities Portfolio
The High Yield Bond Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
(collectively, the "Portfolios")

Supplement to the Portfolios' Statement of Additional Information
dated March 1, 2011

The following replaces information included in the Portfolios’ Statement of Additional Information in connection with changes to the sub-transfer agency services provided to the Portfolios.  These changes will be effective on July 18, 2011.

Changes to addresses for redemptions and exchanges

The following replaces the information included in the sections entitled “Redemption and Exchange – All Portfolios Except Delaware REIT Fund of The Real Estate Investment Trust Portfolio – Exchange Privilege” and the “Written Redemption” and “Written Exchange” sections under “Redemption and Exchange –Redemption and Exchange Policies for the Delaware REIT Fund Class A Shares, Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares of The Real Estate Investment Trust Portfolio”:

All references to the Portfolios’ regular mailing address are replaced with the following address: P.O. Box 9876, Providence, RI 02940-8076.  All references to the Portfolios’ overnight courier address are replaced with the following address:  4400 Computer Drive, Westborough, MA 01581-1722.

Changes to information about the Portfolios’ transfer agent services

The following replaces, in its entirety, the information in the section entitled “Investment Manager and Other Service Providers – Transfer Agent”:

Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Portfolios’ shareholder servicing, dividend disbursing, and transfer agent (“Transfer Agent”) pursuant to a Shareholder Services Agreement.  The Transfer Agent is an indirect, wholly owned subsidiary of DMHI and, therefore, of Macquarie.   The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds.  The Transfer Agent is paid a fee by the Portfolios for providing these services, consisting of an asset-based fee and certain out-of-pocket expenses.  The Transfer Agent will bill, and the Portfolios will pay, such compensation monthly.  Omnibus and networking fees charged by financial intermediaries and sub-transfer agency fees are passed on to and paid directly by the Portfolios.  The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

The Portfolios have authorized, in addition to the Transfer Agent, one or more brokers to accept on their behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Portfolios.  For purposes of pricing, a Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  Investors may be charged a fee when effecting transactions through a broker or agent.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides sub-transfer agency services to the Portfolios.  In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Portfolios or payment of redemptions.  The proceeds of this investment program are used to offset the Portfolios’ transfer agency expenses.

Please keep this Supplement for future reference.

This Supplement is dated July 18, 2011.